Exhibit 10.50

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 | 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0002	12/01/2010		

6. ISSUED BY CODE ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code)	(X)	
EMERGENT BIODEFENSE OPERATIONS LANSING INC 330303 EMERGENT BIODEFENSE OPERATIONS LANS 1500 N MARTIN LUTHER KING JR BLVD # MI LANSING 489062933		9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)
	X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000034C 10B. DATED (SEE ITEM 13) 07/13/2010
CODE 330303 | FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth In Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ Is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Bilateral Modification: Pursuant to the Mutual Agreement of Both Parties.

E. IMPORTANT: Contractor ☐ is not. ☐ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 38-3412788
DUNS Number: 026489018

This modification serves three purposes.
1. Extend milestone #01 plan due date from 2 December 2010 until 21 January 2011 at no cost.

2. Article C.3. Add Francine L. Hemphill, contracts specialist as the primary recipient for submission of reports and documents and Ethan J. Mueller, contracting officer as the alternate.

3. Article G.5. Add e-mail address for invoice submission as follows:
Francine.hemphill@hhs.gov.
Continued

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Daniel J. Abdun-Nabi, Vice President		ETHAN J. MUELLER	
15B. CONTRACTOR/OFFEROR /s/Daniel J. Abdun-Nabi (Signature of person authorized to sign)	15C. DATE SIGNED DEC 3, 2010	16B. UNITED STATES OF AMERICA 16C. /s/Ethan J. Mueller (Signature of Contracting Officer)	16D. DATE SIGNED 12/3/10

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

NAME OF OFFEROR OR CONTRACTOR
EMERGENT BIODEFENSE OPERATIONS LANSING INC 330303

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 07/19/2010 to 07/18/2012				